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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT

                            Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934




            Date of Report (Date of earliest event reported):  May 13, 1996


                             COCA-COLA ENTERPRISES INC.

                (Exact name of registrant as specified in its charter)



            Delaware                  01-09300                 58-0503352
           (State of            (Commission File No.)        (IRS Employer
         Incorporation)                                    Identification No.)




                 2500 Windy Ridge Parkway, Atlanta, Georgia 30339
           (Address of principal executive offices, including zip code)

                                  (770) 989-3000
              (Registrant's telephone number, including area code)












                                           Page 1 of 6 pages
                                           Exhibit Index page 4


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   Item 5.   Other Events
             ------------
             On May 13, 1996, Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing the signing of a nonbinding letter of intent for the Company to acquire The Coca-Cola Company's bottling and canning opeations in France and Belgium.



   Item 7.   Financial Statements and Exhibits
   ------    ---------------------------------
             (c) Exhibits.


             28   Press Release of Coca-Cola Enterprises Inc. issued
                  May 13, 1996




































                                           Page 2 of 6 pages




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            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                 SIGNATURE
       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COCA-COLA ENTERPRISES INC.
                                        (Registrant)


                                          E. LISTON BISHOP III
   Date:  May 13, 1996             By:------------------------------
                                       E. Liston Bishop III
                                       Assistant Secretary







































                                           Page 3 of 6 page
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                              COCA-COLA ENTERPRISES INC.

                                    EXHIBIT INDEX


   Exhibit No.                                                     Page


       28         Press release of Coca-Cola Enterprises Inc.         5
                  issued May 13, 1996












































                                           Page 4 of 6

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